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                                                                 EXHIBIT 10.9.1



        SCHEDULE OF AGREEMENTS OF PURCHASE AND SALE BY AND BETWEEN NEW
           YORK BAGEL ENTERPRISES, INC. AND COMMERCIAL EQUITY, INC.



AGREEMENT DATE
1.   October 21, 1997
2.   January 26, 1998


REAL PROPERTY LOCATION
1.   A.   Stillwater, Oklahoma
     B.   Springfield, Missouri
     C.   Lubbock, Texas
2.   A.   Temple, Texas
     B.   Midland, Texas


PURCHASE PRICE
1.   A.   $346,125
     B.   $425,000
     C.   $400,000
2.   A.   $400,000
     B.   $400,000










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